UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2025

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street	Mt. Pleasant	Michigan	48858-1649
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Isabella Bank Corporation Restricted Stock Plan Award Agreements
Effective April 4, 2025, the registrant made annual grants under the Isabella Bank Corporation Restricted Stock Plan to Jerome Schwind, Neil McDonnell, and William Schaefer. Under Mr. Schwind's Award Agreement, Mr. Schwind is eligible for a grant of restricted stock equal in value to 40% of his annual salary if he meets his 2025 performance goals. Under Mr. McDonnell's Award Agreement, Mr. McDonnell is eligible for a grant of restricted stock equal in value to 30% of his annual salary if he meets his 2025 performance goals. Finally, under Mr. Schaefer's Award Agreement, Mr. Schaefer is eligible for a grant of restricted stock equal in value to 25% of his annual salary if he meets his 2025 performance goals. All Award Agreements contain vesting conditions and are subject to the Clawback Policy.
(e)    The Supplemental Executive Retirement Plan
Effective April 4, 2025, the Board adopted a restated Isabella Bank Corporation Supplemental Executive Retirement Plan (the “SERP”) to change the manner in which interest accrues on a Participant’s SERP account balance. Prior to the amendments, interest was calculated annually based on the Federated Investor’s Institutional Money Market Management Fund yield (MMPXX) of the current plan year and did not permit any interest crediting in the final year of distribution. The amendments changed the interest calculation to reflect a daily accrual based on the Vanguard Federal Money Market Fund yield of the current plan year, crediting such interest on the last day of the plan year, and permitting the accrual of interest for any partial year during which the final payment under the SERP is made.
The registrant made additional immaterial amendments to the SERP related to payment delays and claims procedures. The foregoing changes are effective for the plan year beginning January 1, 2025.
The Award Agreements and SERP are qualified in their entirety by reference to the text of the Award Agreements and SERP, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description

10.1	Award Agreement for Jerome Schwind
10.2	Award Agreement for Neil McDonnell
10.3	Award Agreement for William Schaefer
10.4	Isabella Bank Corporation Amended and Restated Supplemental Executive Retirement Plan
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	April 7, 2025	By:	/s/ Jerome E. Schwind
Jerome E. Schwind, President & CEO

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Award Agreement for Jerome Schwind
10.2	Award Agreement for Neil McDonnell
10.3	Award Agreement for William Schaefer
10.4	Isabella Bank Corporation Amended and Restated Supplemental Executive Retirement Plan
104	Cover page interactive data file - the cover page XBRL tags are embedded within the inline XBRL document